                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



                                   TERM SHEET
                                 $[101,127,000]
               (APPROXIMATE OFFERED, SUBJECT TO +/- 10% VARIANCE)
                                  SARM 2004-19
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                                  TBD, TRUSTEE


                                                 WAL TO      EST. PMT TO   EXPECTED
                                                OPTIONAL       OPTIONAL    INITIAL      LEGAL
                    APPROX.        INITIAL     TERMINATION   TERMINATION     LOSS       FINAL          EXPECTED
 CLASS              SIZE ($)      COUPON (1)    (YRS) (2)     WINDOW (2)   COVERAGE    MATURITY       RATINGS(7)
---------------------------------------------------------------------------------------------------------------------
A1              [$101,127,000]     Variable        3.25        1-185        [6.50%]   01/25/2035         [AAA]
A2X (3)               Notional     Variable         NA           NA         [6.50%]   01/25/2035         [AAA]
---------------------------------------------------------------------------------------------------------------------
A2 (4)          [$101,127,000]  1mL + [0.35%]       NA           NA            NA         NA             [AAA]
Subs (4) (5)     [$14,062,287]     Variable         NA           NA            NA         NA              (5)
R (4) (6)               [$100]     Variable         NA           NA            NA         NA             [AAA]
---------------------------------------------------------------------------------------------------------------------

(1)  The Class coupons are described under "Interest Rates" on page 5.
(2) Assumes 25% CPR per annum for the Certificates. Certificates pay on the 25th of every month beginning in January 2005.
(3) The Class A2X will be interest only certificates. This class will not be entitled to payments of principal and will accrue interest on its notional balance.
(4)  Not offered under this term sheet.
(5) Subs represent the Subordinate Classes that are expected to be rated AA down to not rated.
(6)  Non-economic REMIC tax residual.
(7)  The Certificates will be rated by two rating agencies.




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
           ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE COLLATERAL BALANCES AS OF NOVEMBER 1, 2004, THE "STATISTICAL CUT-OFF DATE".

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
      MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS,
                                     IF ANY.
             -------------------------------------------------------
                     INFORMATION THAT IS TO BE DETERMINED OR
              THAT IS NOT KNOWN AT THIS TIME WILL BE LABELED "TBD"
            ---------------------------------------------------------
--------------------------------------------------------------------------------

DEAL OVERVIEW:
--------------

o The issuer will be Structured Adjustable Rate Mortgage Loan Trust and the deal will be found on Bloomberg under the symbol "SARM".

o The collateral will be comprised of non-hybrid 1-month LIBOR ARMs (0.20%) and 6-Month LIBOR ARMs (99.80%).

o The Class A1 and Class A2X are the "Offered Certificates". The Offered Certificates and the Class A2, Class R and the Subordinate Certificates will be referred to as the "Certificates". The Class A1, Class A2 and Class R Certificates will be referred to as the "Senior Certificates".

o 1% Optional Termination: The Certificates may be called by ALS on any Distribution Date after the aggregate outstanding mortgage group balance is less than 1% of the Cut-Off Date balance.










--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING:
----------------------

Cut off Date:                December 1, 2004

Expected Pricing Date:       Week of December [1], 2004

Expected Settlement Date:    December 30, 2004

Distribution Dates:          25th of each month, commencing in January 2005

Collection Period:           The calendar month preceding the current
                             Distribution Date

Issuer:                      Structured Adjustable Rate Mortgage Loan Trust
                             ("SARM")

Trustee:                     TBD

Master Servicer:             Aurora Loan Services, Inc. ("ALS")

Master Servicer Fee:         The Master Servicer will be paid a monthly fee (the
                             "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account established by the Master Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicer(s):                 ------------------------------------------------
                                      SERVICERS                   %
                             ------------------------------------------------
                             Aurora Loan Services              97.66%
                             Bank of America                    1.30%
                             Colonial Savings                   0.60%
                             Countrywide                        0.34%
                             Citicorp Mortgage                  0.09%
                             ------------------------------------------------



Servicing Fee:               ------------------------------------------------
                                      SERVICERS            SERVICING FEE
                             ------------------------------------------------
                             Aurora Loan Services              0.250%
                             Bank of America                   0.375%
                             Colonial Savings                  0.375%
                             Countrywide                       0.375%
                             Citicorp Mortgage                 0.250%
                             ------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):
------------------------------

Day Count:                   30/360

Delay Days/ Interest     -------------------------------------------------------
Accrual Period:              CLASS          DELAY           FIRST ACCRUAL DATE
                         -------------------------------------------------------
                               A1             24                 12/1/2004
                              A2X             24                 12/1/2004
                         -------------------------------------------------------

Registration:                Book-entry form through DTC


Minimum Denomination:        Class A1: $25,000
                             Class A2X $1,000,000

Tax Status:                  REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                  25% CPR per annum

SMMEA Eligibility:           The Offered Certificates will be SMMEA eligible.

ERISA Eligibility:           The Offered Certificates will be ERISA eligible.

Net WAC: The "Net WAC" for the Mortgage Group for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans in the Mortgage Group at the beginning of the related Due Period, weighted on the basis of their Scheduled Principal Balances at the beginning of the related Due Period.




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):
------------------------------

Interest Rates:              CLASS A1 will bear interest at a rate equal to Net
                             WAC of the Mortgage Group for each Distribution
                             Date.

                             CLASS R will bear interest at a rate equal to the Net WAC of the Mortgage Group for each Distribution Date.

                             CLASS A2 will bear interest at a rate equal to the lesser of (i) 1-month LIBOR + [0.35%] per annum and
                             (ii) the Net WAC for the Mortgage Group for each Distribution Date.

                             CLASS A2X will bear interest at a rate equal to 1%. The Class A2X notional balance will be equal to (a) the excess, if any, of the Net WAC for the Mortgage Group for such Distribution Date less the Class A2 Interest Rate, divided by 1%, multiplied by (b) the balance of the Class A2 Certificates prior to distributions for such Distribution Date.

Credit Enhancement:          Senior/subordinate, shifting interest structure.
                             The credit enhancement information shown below is subject to final rating agency approval.

                             Credit enhancement for the Senior Certificates and the Class A2X Certificates will consist of the subordination of the Subordinate Certificates.


Loss Allocation:             Losses will reduce the principal balance of the
                             certificates, in the following order: First, the principal balance of the Subordinate Certificates and then, if all the Subordinate Classes have been reduced to zero, losses will be applied to the Senior Certificates on a pro rata basis.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

PRINCIPAL DISTRIBUTIONS:
------------------------

Initial Senior Enhancement Percentage = [6.50%]

Senior Enhancement Percentage = Subordinate Amount / Group Collateral balance


o If the Senior Enhancement Percentage is less than 2 times the Initial Senior Enhancement Percentage:

            ----------------------------------------------------------
              DISTRIBUTION DATES (MONTHS)              SHIFT %
              ---------------------------              -------
            ----------------------------------------------------------
                        1 - 120                          100%
                       121 - 132                          70%
                       133 - 144                          60%
                       145 - 156                          40%
                       157 - 168                          20%
                          169+                             0%
            ----------------------------------------------------------

o If the Senior Enhancement Percentage is greater than or equal to 2 times the Initial Senior Enhancement Percentage:

            ----------------------------------------------------------
              DISTRIBUTION DATES (MONTHS)              SHIFT %
              ---------------------------              -------
            ----------------------------------------------------------
                         1 - 36                          50%
                          37+                             0%
            ----------------------------------------------------------

(If the senior enhancement percentage doubles when compared to the initial cut-off date senior enhancement during the first 36 months of the transaction, the Senior bonds will be entitled to 50% of the Subordinate bonds percentage of prepayments, subject to cumulative loss and delinquency tests. After month 36, if the senior enhancement percentage for doubles when compared to the initial senior enhancement, the Senior Certificates will be entitled to prepayments based on the senior certificates percentage only, subject to cumulative loss and delinquency tests).






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

PRINCIPAL DISTRIBUTIONS (CONT.):
--------------------------------

Senior Percentage      = Senior Certificates / Mortgage Group Collateral Balance

Subordinate Percentage = 100% - Senior Percentage

Prepayment Percentage  = Senior Percentage + Shift Percentage* Subordinate
                         Percentage

Senior Principal Distribution Amount ("PDA") will be equal to the sum of (i) the product of (a) Mortgage Group Scheduled Principal and (b) Senior Percentage and
(ii) the product of (a) Mortgage Group Prepayment Principal and (b) Prepayment Percentage.

Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between (i) the sum of Mortgage Group Scheduled Principal and Prepayment Principal and (ii) Senior PDA.

Group Subordinate Amount:
-------------------------

Total Mortgage Group collateral less the current principal balance of the Senior Certificates.


PRINCIPAL PAYDOWN RULES:
------------------------

PAY SENIOR PDA AS FOLLOWS:
--------------------------

Senior PDA sequentially as follows:
   1) Pay to Class R, until reduced to zero.
   2) Pay pro rata to Class A1 and Class A2 Certificates, until reduced to zero.



--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------
MBS Trading                 Khalil Kanaan                     (212) 526-8320
                            Brendan Garvey                    (212) 526-8320
                            Dave Rashty                       (212) 526-8320
--------------------------------------------------------------------------------
Residential Finance         Stan Labanowski                   (212) 526-6211
                            Mike Hitzmann                     (212) 526-5806
                            Darius Houseal                    (212) 526-9466
                            Nick Stimola                      (212) 526-0212
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

CLASS A2X YIELD TABLE:
----------------------

--------------------------------------------------------------------------------------------------------------
     PRICE        10% CPR      15% CPR       20% CPR      25% CPR      30% CPR       35% CPR      40% CPR
--------------------------------------------------------------------------------------------------------------
     1-14          57.54         50.01        42.35        34.41         26.12        17.49         8.39
     1-16          54.51         47.06        39.49        31.64         23.44        14.90         5.87
     1-18          51.73         44.36        36.88        29.11         20.99        12.52         3.55
     1-20          49.18         41.88        34.47        26.79         18.74        10.33         1.42
     1-22          46.83         39.59        32.26        24.64         16.66         8.31        (0.55)
     1-24          44.65         37.47        30.21        22.66         14.74         6.44        (2.38)
     1-26          42.62         35.51        28.31        20.82         12.95         4.70        (4.08)
     1-28          40.74         33.68        26.54        19.10         11.29         3.08        (5.67)
     1-30          38.98         31.98        24.89        17.51          9.73         1.57        (7.15)
     2-00          37.34         30.39        23.35        16.01          8.28         0.15        (8.55)
     2-02          35.80         28.89        21.90        14.61          6.92        (1.18)       (9.86)
--------------------------------------------------------------------------------------------------------------

CLASS A1 DISCOUNT MARGIN TABLE:
-------------------------------

------------------------------------------------------------------------------------------------------------
     PRICE         10% CPR      15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR
------------------------------------------------------------------------------------------------------------
    103-08           153          133          112           88           62           33            2
    103-10           152          132          110           86           59           30           (1)
    103-12           151          131          108           84           57           27           (5)
    103-14           150          130          107           82           54           24           (8)
    103-16           149          128          105           80           52           21          (12)
    103-18           148          127          103           78           49           18          (15)
    103-20           147          126          102           76           47           16          (18)
    103-22           146          124          100           73           44           13          (22)
    103-24           145          123           98           71           42           10          (25)
    103-26           144          122           97           69           39            7          (29)
    103-28           143          120           95           67           37            4          (32)
------------------------------------------------------------------------------------------------------------


The tables above assume that 1 month LIBOR is equal to 2.28%, 6 Month LIBOR is 2.62375% and that the 1% Optional Call is exercised.





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------------------------------------------
                                           SARM 2004-19 -COLLATERAL SUMMARY
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                   555         OCCUPANCY STATUS
TOTAL OUTSTANDING LOAN BALANCE              $216,316,387.97         Primary Home                       77.53%
AVERAGE LOAN PRINCIPAL BALANCE                     $389,759         Investment                         15.96%
PREPAYMENT PENALTY                                   32.01%         Second Home                         6.51%
WEIGHTED AVERAGE COUPON                              4.621%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                    360
WEIGHTED AVERAGE REMAINING TERM (MO.)                   358         GEOGRAPHIC DISTRIBUTION
WEIGHTED AVERAGE LOAN AGE (MO.)                           2         (Other states account individually for less than
ORIGINAL LTV >80 AND NO MI (WHOLE POOL)               0.00%         5% of the Cut-off Date principal balance.)
WEIGHTED AVERAGE ORIGINAL LTV                        71.71%         CA                                 49.94%
NON-ZERO WEIGHTED AVERAGE FICO                          725         FL                                  5.40%
                                                                    AZ                                  5.28%


                                                                    LIEN POSITION
                                                                    First                              100.0%



--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

---------------------------------------------------------------------------------------------------------------------
                                              COLLATERAL CHARACTERISTICS
---------------------------------------------------------------------------------------------------------------------
                    Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                             SCHEDULED PRINCIPAL BALANCES
---------------------------------------------------------------------------------------------------------------------
                                              # OF MORTGAGE                                           % OF POOL
          ($)                                     LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                     1                   $30,000.00                            0.01%
50,000.01 - 100,000.00                              17                 1,469,600.00                             0.68
100,000.01 - 150,000.00                             53                 6,782,858.21                             3.14
150,000.01 - 200,000.00                             58                10,356,978.98                             4.79
200,000.01 - 250,000.00                             49                11,021,445.04                             5.10
250,000.01 - 300,000.00                             73                19,898,655.99                             9.20
300,000.01 - 350,000.00                             52                16,919,541.47                             7.82
350,000.01 - 400,000.00                             58                21,971,198.61                            10.16
400,000.01 - 450,000.00                             36                15,318,527.20                             7.08
450,000.01 - 500,000.00                             47                22,376,203.27                            10.34
500,000.01 - 550,000.00                             18                 9,466,750.00                             4.38
550,000.01 - 600,000.00                             23                13,314,399.17                             6.16
600,000.01 - 650,000.00                             18                11,472,100.00                             5.30
650,000.01 - 700,000.00                              3                 2,017,500.00                             0.93
700,000.01 - 750,000.00                              5                 3,653,850.00                             1.69
750,000.01 - 800,000.00                              8                 6,245,800.00                             2.89
800,000.01 - 850,000.00                              3                 2,484,470.00                             1.15
850,000.01 - 900,000.00                              6                 5,235,681.03                             2.42
900,000.01 - 950,000.00                              1                   942,500.00                             0.44
950,000.01 - 1,000,000.00                           12                11,875,760.00                             5.49
1,000,000.01 - 1,250,000.00                          5                 5,920,208.00                             2.74
1,250,000.01 - 1,500,000.00                          3                 4,154,861.00                             1.92
1,500,000.01 - 1,750,000.00                          1                 1,750,000.00                             0.81
1,750,000.01 - 2,000,000.00                          4                 7,637,500.00                             3.53
3,750,000.01 - 4,000,000.00                          1                 4,000,000.00                             1.85
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             555              $216,316,387.97                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min.: $30,000
Max:  $4,000,000
Avg.: $389,759
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                    Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    MORTGAGE RATES
---------------------------------------------------------------------------------------------------------------------
                                              # OF MORTGAGE                                           % OF POOL
          (%)                                     LOANS           PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                                        3                $1,571,000.00                            0.73%
2.501 - 3.000                                        6                 3,124,881.03                             1.44
3.001 - 3.500                                       24                 9,567,039.96                             4.42
3.501 - 4.000                                       75                24,161,250.15                            11.17
4.001 - 4.500                                      150                53,317,332.14                            24.65
4.501 - 5.000                                      164                66,222,731.65                            30.61
5.001 - 5.500                                      126                53,037,403.04                            24.52
5.501 - 6.000                                        7                 5,314,750.00                             2.46
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             555              $216,316,387.97                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min.: 2.375%
Max: 5.750%
Weighted Avg.: 4.621%
---------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

----------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
                   Collateral characteristics are listed below as of the Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                           ORIGINAL TERMS TO STATED MATURITY
----------------------------------------------------------------------------------------------------------------------
                                               # OF MORTGAGE                                          % OF POOL
               (MONTHS)                            LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------
360                                                 555              $216,316,387.97                          100.00%
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                              555              $216,316,387.97                          100.00%
----------------------------------------------------------------------------------------------------------------------

Min.: 360
Max.: 360
Weighted Avg.: 360
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                          REMAINING TERMS TO STATED MATURITY
----------------------------------------------------------------------------------------------------------------------
                                               # OF MORTGAGE                                          % OF POOL
               (MONTHS)                            LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------
301 - 350                                             9                $2,051,732.93                            0.95%
351 - 400                                           546               214,264,655.04                            99.05
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                              555              $216,316,387.97                          100.00%
----------------------------------------------------------------------------------------------------------------------

Min: 339
Max: 360
Weighted Avg.: 358
----------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

----------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
                   Collateral characteristics are listed below as of the Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                             ORIGINAL LOAN-TO-VALUE RATIO
----------------------------------------------------------------------------------------------------------------------
                                                # OF MORTGAGE                                           % OF POOL
            (%)                                     LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------
10.01 - 20.00                                          1                   $85,000.00                           0.04%
20.01 - 30.00                                          4                   733,800.00                            0.34
30.01 - 40.00                                          8                 2,572,431.00                            1.19
40.01 - 50.00                                         11                 5,864,681.03                            2.71
50.01 - 60.00                                         37                19,991,106.35                            9.24
60.01 - 70.00                                        108                60,902,923.05                           28.15
70.01 - 80.00                                        353               119,394,824.03                           55.19
80.01 - 90.00                                         25                 5,123,797.76                            2.37
90.01 - 100.00                                         8                 1,647,824.75                            0.76
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                               555              $216,316,387.97                         100.00%
----------------------------------------------------------------------------------------------------------------------

Min.: 18.48%
Max: 95.00%
Weighted Avg: 71.71%
----------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

----------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
                    Collateral characteristics are listed below as of the Statistical Cut-Off Date
----------------------------------------------------------------------------------------------------------------------
                                                      FICO SCORE
----------------------------------------------------------------------------------------------------------------------
                                                # OF MORTGAGE                                           % OF POOL
                                                    LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------
601 - 620                                              1                  $395,000.00                           0.18%
621 - 640                                              7                 2,973,720.00                            1.37
641 - 660                                             20                 9,328,015.46                            4.31
661 - 680                                             55                22,027,471.94                           10.18
681 - 700                                             88                31,748,064.51                           14.68
701 - 720                                             98                36,217,976.65                           16.74
721 - 740                                             75                28,493,889.77                           13.17
741 - 760                                             85                34,281,697.95                           15.85
761 - 780                                             70                29,154,198.05                           13.48
781 - 800                                             44                17,012,308.25                            7.86
801 - 820                                             11                 4,495,413.39                            2.08
821 - 840                                              1                   188,632.00                            0.09
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                               555              $216,316,387.97                         100.00%
----------------------------------------------------------------------------------------------------------------------

Min.: 619
Max.: 823
Weighted Avg.: 725
----------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
                   Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     LOAN PURPOSE
--------------------------------------------------------------------------------------------------------------------
                                             # OF MORTGAGE                                          % OF POOL
                                                 LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------
Purchase                                          311              $107,446,901.87                           49.67%
Cash Out Refinance                                166                81,529,202.86                            37.69
Rate/Term Refinance                                78                27,340,283.24                            12.64
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                            555              $216,316,387.97                          100.00%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                     PROPERTY TYPE
--------------------------------------------------------------------------------------------------------------------
                                             # OF MORTGAGE                                          % OF POOL
                                                 LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------
Single Family                                     330              $140,574,298.94                           64.99%
PUD                                               130                45,484,574.79                            21.03
Condo                                              64                18,873,844.87                             8.73
2 Family                                           19                 7,074,929.37                             3.27
4 Family                                            7                 2,983,400.00                             1.38
Condotel                                            2                   544,000.00                             0.25
3 Family                                            1                   430,000.00                             0.20
Coop                                                2                   351,340.00                             0.16
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                            555              $216,316,387.97                          100.00%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                   Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    STATES - TOP 10
---------------------------------------------------------------------------------------------------------------------
                                               # OF MORTGAGE                                          % OF POOL
                                                   LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
California                                          238              $108,033,305.69                          49.94%
Florida                                              35                11,690,551.81                            5.40
Arizona                                              36                11,417,182.03                            5.28
Colorado                                             36                10,334,069.97                            4.78
New York                                             13                10,306,490.00                            4.76
Nevada                                               15                 6,077,359.98                            2.81
New Jersey                                           10                 5,375,594.61                            2.49
Illinois                                             14                 4,971,299.17                            2.30
Virginia                                             16                 4,647,501.00                            2.15
Maryland                                             11                 4,503,670.00                            2.08
Other                                               131                38,959,363.71                           18.01
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                              555              $216,316,387.97                         100.00%
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                   Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                         ORIGINAL PREPAYMENT PENALTY IN YEARS
---------------------------------------------------------------------------------------------------------------------
                                                    # OF
                                                  MORTGAGE                                           % OF POOL
            (YEARS)                                 LOANS       PRINCIPAL BALANCE ($)             PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
None                                                 364            $147,068,803.93                           67.99%
0.333                                                 15               5,723,650.00                             2.65
0.417                                                  1                 650,000.00                             0.30
0.500                                                 11               5,218,650.00                             2.41
0.583                                                 13               4,430,990.62                             2.05
0.667                                                  4               1,039,700.00                             0.48
1.000                                                  6               2,520,906.49                             1.17
3.000                                                 83              31,218,562.37                            14.43
5.000                                                 58              18,445,124.56                             8.53
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                               555            $216,316,387.97                          100.00%
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                  DOCUMENTATION TYPE
---------------------------------------------------------------------------------------------------------------------
                                                    # OF
                                                  MORTGAGE                                            % OF POOL
                                                    LOANS       PRINCIPAL BALANCE ($)             PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
Limited                                              235             $91,164,678.86                           42.14%
Full                                                 224              77,828,232.14                            35.98
No Documentation                                      63              28,643,115.05                            13.24
No Ratio                                              31              17,961,764.60                             8.30
Stated                                                 2                 718,597.32                             0.33
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                               555            $216,316,387.97                          100.00%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                   Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                     GROSS MARGIN
---------------------------------------------------------------------------------------------------------------------
                                                    # OF
                                                  MORTGAGE                                            % OF POOL
            (%)                                     LOANS         PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                                          6              $3,034,500.00                            1.40%
1.501 - 2.000                                         16               7,834,666.08                             3.62
2.001 - 2.500                                        423             167,136,700.51                            77.26
2.501 - 3.000                                        109              37,892,196.38                            17.52
4.501 - 5.000                                          1                 418,325.00                             0.19
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                               555            $216,316,387.97                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min: 1.125%
Max: 4.750%
Weighted Avg: 2.388%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                               INITIAL PERIODIC RATE CAP
---------------------------------------------------------------------------------------------------------------------
                                                    # OF
                                                  MORTGAGE                                            % OF POOL
            (%)                                     LOANS       PRINCIPAL BALANCE ($)             PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
None                                                  31             $14,101,117.92                            6.52%
1.000                                                519             200,260,119.67                            92.58
2.000                                                  1                 239,000.38                             0.11
6.000                                                  4               1,716,150.00                             0.79
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                               555            $216,316,387.97                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min: 1.000%
Max: 6.000%
Non-Zero Weighted Avg: 1.044%
---------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                   Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                SUBSEQUENT PERIODIC CAP
---------------------------------------------------------------------------------------------------------------------
                                                    # OF
                                                   MORTGAGE                                           % OF POOL
            (%)                                     LOANS        PRINCIPAL BALANCE ($)             PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
None                                                  31             $14,101,117.92                            6.52%
1.000                                                521             200,762,519.67                            92.81
2.000                                                  3               1,452,750.38                             0.67
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                               555            $216,316,387.97                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min: 1.000%
Max: 2.000%
Non-Zero Weighted Avg: 1.007%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                     MAXIMUM RATE
---------------------------------------------------------------------------------------------------------------------
                                                    # OF
                                                   MORTGAGE                                           % OF POOL
            (%)                                     LOANS        PRINCIPAL BALANCE ($)             PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                                          3                $600,199.98                            0.28%
9.001 - 9.500                                          6               1,615,215.85                             0.75
9.501 - 10.000                                        68              22,103,606.30                            10.22
10.001 - 10.500                                      149              53,382,279.08                            24.68
10.501 - 11.000                                      167              68,373,122.79                            31.61
11.001 - 11.500                                      126              53,037,403.04                            24.52
11.501 - 12.000                                       35              16,965,560.55                             7.84
12.001 - 12.500                                        1                 239,000.38                             0.11
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                               555            $216,316,387.97                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min: 8.750%
Max: 12.500%
Weighted Avg: 10.795%
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                   Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                         FLOOR
---------------------------------------------------------------------------------------------------------------------
                                                    # OF
                                                   MORTGAGE                                           % OF POOL
            (%)                                     LOANS        PRINCIPAL BALANCE ($)             PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                                          6              $3,034,500.00                            1.40%
1.501 - 2.000                                         14               7,478,041.14                             3.46
2.001 - 2.500                                        409             162,090,241.34                            74.93
2.501 - 3.000                                        125              43,295,280.49                            20.01
4.501 - 5.000                                          1                 418,325.00                             0.19
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                               555            $216,316,387.97                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min: 1.125%
Max: 4.750%
Weighted Avg: 2.399%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                 NEXT RATE ADJUSTMENT
---------------------------------------------------------------------------------------------------------------------
                                                    # OF
                                                   MORTGAGE                                           % OF POOL
                                                    LOANS        PRINCIPAL BALANCE ($)             PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
2005-01                                               10              $4,236,005.52                            1.96%
2005-02                                               26              12,149,900.75                             5.62
2005-03                                               71              22,749,638.29                            10.52
2005-04                                              158              52,152,424.57                            24.11
2005-05                                              218              89,353,879.02                            41.31
2005-06                                               72              35,674,539.82                            16.49
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                               555            $216,316,387.97                          100.00%
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------